Exhibit 10.2

Consent of independent registered public accounting firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 N°. 333-114841) pertaining to the France Telecom Liquidity Plan for US Employees of Orange SA of our reports dated February 6, 2008, with respect to the consolidated financial statements of France Telecom and the effectiveness of internal control over financial reporting of France Telecom, included in this Annual Report (Form 20-F) for the year ended December 31, 2007.

/s/ ERNST & YOUNG Audit

Represented by Christian Chiarasini

Paris - La Défense, France

May 2, 2008